DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware International Small Cap Value Fund

Supplement to the Fund's Statement of Additional Information

dated March 30, 2001

Since the Fund's commencement of operations, Delaware Distributors, L.P. has voluntarily waived 12b-1 Plan expenses for each Class of the Fund. Effective September 21, 2001, the Fund will commence paying 12b-1 Plan expenses of an amount up to 0.30% (currently set at 0.25% by the Board of Trustees) of average daily net assets for Class A shares and 1.00% for Class B and Class C shares.

This Supplement is dated October 1, 2001.